UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 14, 2012
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On December 14, 2012, Vista Gold Corp. (the “Registrant”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dahlman Rose & Company, LLC and National Bank Financial Inc., as joint book-running managers and representatives of the underwriters named in the Underwriting Agreement (collectively, the “Underwriters”). The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) by the Registrant of up to 3,637,000 units (the “Units”).  Each Unit consists of one of the Registrant’s common shares and one-half of one transferable common share purchase warrant.  Each whole common share purchase warrant (a “Warrant”) entitles its holder to purchase one of the Registrant’s common shares (a “Warrant Share”) at a price of $3.30 per Warrant Share at any time until 5:00 p.m. (Denver time) on a date that is 24 months following the closing of the Offering.  The Offering will be made in the United States under the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-180154) (the “Registration Statement”), including a base prospectus dated April 19, 2012, as supplemented by a prospectus supplement dated December 14, 2012, and in each of the Canadian provinces of British Columbia, Alberta, Manitoba, Ontario and Newfoundland and Labrador pursuant to a prospectus supplement dated December 14, 2012 to the Registrant’s short form base shelf prospectus dated April 19, 2012.  The Underwriting Agreement contains customary representations, warranties and covenants by the Registrant, conditions to closing and indemnification provisions, an underwriters’ over-allotment option to purchase up to an additional 545,550 Units, as well as a form lock-up agreement that has been signed by the Company’s directors and officers, filed herewith as Exhibit 4.1. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

In connection with the issuance of the Units in the Offering, Borden Ladner Gervais LLP and MacDonald & Company LLP, counsel to the Registrant, delivered opinions to the Company regarding the legality of the Units upon issuance and sale thereof, which is attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively. This description of the opinions is qualified in its entirety by reference to Exhibit 5.1 and Exhibit 5.2, respectively.

Item 7.01  Regulation FD

On December 14, 2012, the Registrant issued a press release to announce the pricing of its previously announced Offering pursuant to the Registration Statement filed with the United States Securities and Exchange Commission and a shelf prospectus filed with certain Canadian securities regulatory authorities. The Registrant expects that the Offering will yield gross proceeds, before expenses, of $10.0 million and intends to use the net proceeds of the Offering for ongoing technical evaluations/engineering studies, exploration/resource conversion drilling and water treatment at the Registrant’s Mt. Todd gold project located in Northern Territory, Australia and for general corporate purposes.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated December 14, 2012*
4.1	Form of Lock-up Agreement*
5.1	Opinion of Borden Ladner Gervais LLP*
5.2	Opinion of MacDonald & Company LLP*
99.1	Press Release dated December 14, 2012**
99.2	Consent of Richard Jolk*
99.3	Consent of Thomas Dyer*
99.4	Consent of Deepak Malhotra*
99.5	Consent of Rex Bryan*
99.6	Consent of Tetra Tech – Mt. Todd*
99.7	Consent of Tetra Tech – Guadalupe*
99.8	Consent of Erik Spiller*
99.9	Consent of Rex Clair Bryan*

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-180154), filed with the SEC of March 16, 2012, as amended April 5, 2012 and declared effective on April 19, 2012, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: December 14, 2012	By: /s/Jack Engele
Jack Engele
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated December 14, 2012*
4.1	Form of Lock-up Agreement*
5.1	Opinion of Borden Ladner Gervais LLP*
5.2	Opinion of MacDonald & Company LLP*
99.1	Press Release dated December 14, 2012**
99.2	Consent of Richard Jolk*
99.3	Consent of Thomas Dyer*
99.4	Consent of Deepak Malhotra*
99.5	Consent of Rex Bryan*
99.6	Consent of Tetra Tech – Mt. Todd*
99.7	Consent of Tetra Tech – Guadalupe*
99.8	Consent of Erik Spiller*
99.9	Consent of Rex Clair Bryan*

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-180154), filed with the SEC of March 16, 2012, as amended April 5, 2012 and declared effective on April 19, 2012, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.